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                                                                   EXHIBIT 10.10



                 RETAIL MERCHANDISE PURCHASE AND SALES AGREEMENT

SELLER:

                  AMAZON NATURAL TREASURES, INC. a corporation organized and existing under the laws of the State of Utah having offices at 4011 W. Oquendo Ave., Suite C, Las Vegas, Nevada 89118

PURCHASER:

                  DR. RANDALL W. ROBIRD, CHIROPRACTIC PHYSICIAN,
INDIVIDUALLY AND DBA APPLIED HEALTH DYNAMICS

To Dr. Robirds:

                  This letter agreement ("Agreement") constitutes the understanding and agreement by and between AMAZON NATURAL TREASURES, INC. a corporation organized and existing under the laws of Utah having offices at 4011
W. Oquendo Ave., Suite C, Las Vegas, Nevada 89118, (hereinafter referred to as the "Seller") and DR. RANDALL W. ROBIRDS, CHIROPRACTIC PHYSICIAN, INDIVIDUALLY AND DBA APPLIED HEALTH DYNAMICS, having offices at the Chiropractic Specialty Center, 1201 N. Decatur #109, Las Vegas, Nevada 89108 (hereinafter referred to as the "Purchaser"), whereby Seller will sell to Purchaser, and Purchaser will purchase from Seller, all of the products of every kind and nature offered for sale by the Seller in the marketing of its products for Twenty Percent (20%) less than the suggested retail price at the time of purchase of the product by Purchaser from Seller. Purchaser agrees that he will sell said products for the suggested retail price then in effect.

                  In consideration of the premises and the mutual covenants and conditions herein contained, the Seller hereby agrees with you as follows:

                  1. Agreement to Sell and Purchase the Products. The Purchaser agrees to purchase from Seller, and Seller agrees to sell to the Purchaser, upon the terms and conditions hereinafter set forth, the Products for the purchase price of Twenty Percent less than the suggested retail price then in effect on the date of purchase of product by Purchaser payable by check or wire transfer of immediately available funds on said date.

                  2. General. This letter agreement shall bind and inure to the benefit of the Purchaser, the Seller and their respective successors and assigns. The terms and provisions of this letter agreement may not be modified or amended, or any of the provisions hereof waived except, in the case of modification and amendment, pursuant to the written consent of the parties to this letter agreement, and, in the case of waiver, pursuant to a



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writing by the party so waiving. Section headings in this letter agreement are for convenience of reference only and shall not be considered a part of or affect the construction or interpretation of any provision of this letter agreement. The invalidity or unenforceability of any term or provision of this letter agreement shall not impair or affect the remainder of this letter agreement, and the remaining terms and provisions hereof shall not be invalidated but shall remain in full force and effect. This letter agreement shall be governed by and construed in accordance with the laws of Nevada and any action, claim or proceeding brought hereunder shall be commenced exclusively in the federal or state courts located in such State.

                  3. Confidentiality.

                           (a) Purchaser recognizes that trade secrets and
other proprietary information of Seller may be conveyed to Purchaser pursuant to this Agreement, and Purchaser agrees to keep such information in confidence and not to disclose it during or within Ten (10) years after the term of this Agreement to third parties other than Purchasers Affiliates that shall be bound by confidentiality restrictions as set forth herein.

                           (b) The restrictions set forth in subparagraph (a)
of this paragraph shall not apply to any information (i) well-known and in the public domain at the time of disclosure; (ii) known to Purchaser at the time it was disclosed to it by Seller as shown by documentation establishing such prior knowledge; (iii) disclosed with the prior written approval of Seller; and (iv) rightfully disclosed to Purchaser by a third party other than a Seller Affiliate.

                  4. Relationship. Purchaser and Seller shall act as principals in all respects hereunder, and nothing herein shall be construed to constitute either as the agent, partner, or joint venturer of the other.

                  5. Trademark. Purchaser recognizes that the name and registered trademark "AMAZON NATURAL TREASURES, INC." ("Trademark"), has become, by reason of the excellence of the products it identifies and its continued use in commerce, a recognized symbol of quality and is of unique and exceptional value. Accordingly:

                           (a) Purchaser acknowledges that Seller has the
exclusive ownership and right to use the Trademark in the distribution and sale of Products and Purchaser will never contest such ownership and right.

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                           (b) Neither Purchaser nor any Affiliate will use
the Trademark as a part of its corporate name without the prior written consent of Seller, which consent Seller may deny or may grant on such terms and conditions as Seller may from time to time prescribe and which Seller may withdraw at any time, all in the absolute discretion of Seller.

                           (c) Any particular use of the Trademark by Purchaser
will be discontinued immediately if, in the exercise of its sole judgment, Seller deems such use inconsistent with the reputation and standing of Seller, or with the Seller's business, advertising or public relations policies.

                  6. Pricing. The Purchaser shall pay to Seller, for purchase of all the Seller's products, Eighty Percent (80%) of the then existing Seller suggested retail price at the time of purchase. Further, Purchaser will not sell product for a price less than the suggested retail price.

                  7. Miscellaneous.

                           (a) Nothing contained in this Agreement shall be
construed as (i) a warranty or representation as to the validity or scope of any patent, efficacy, or claim for the products; (ii) an agreement to bring or prosecute actions or suits against third parties for infringement, or conferring any rights to bring or prosecute actions against third parties for infringement;
(iii) conferring any rights to use in advertising, publicity, or otherwise, any trademark, trade name or names, or any contraction, abbreviation, or simulation thereof, of Seller except as provided herein; (iv) conferring by implication, estopped, or otherwise, upon Purchaser any license or other right in or to any patent, trademark, copyright or know-how.

                           (b) No delay or failure of either party in exercising
any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude any further exercise thereof. No modification, amendment, addition, or waiver, of any of this Agreement shall be effective unless set forth in a writing signed by Seller and Purchaser which specifically states that such writing is to be a modification, amendment, addition, or waiver, and then only in that specific instance and for which given.

                           (c) This Agreement contains the entire and complete
understanding of the parties with respect to the subject matter and merges all prior and contemporaneous understandings.

                           (d) This Agreement may not be assigned by Purchaser
without the prior written consent of Seller, which shall not be unreasonably withheld; this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and sublicensees.


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                           (e) No remedy conferred herein is intended to be
exclusive of any other remedy and each and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                           (f) Each of the parties hereto shall make, do or
cause to be done, such further acts and things, and execute, acknowledge, and deliver, such instruments and documents as may be necessary to effectuate the purposes and intent of this Agreement.

                           (g) The invalidity, partial failure of consideration,
or unenforceability, of any particular provision of this Agreement shall not affect the validity or enforceability hereof.

                           (h) This Agreement shall be governed by the laws
of the State of Nevada.

                  Please confirm your agreement with the foregoing by signing this letter agreement in the space provided below and returning an executed copy to the attention of the undersigned.

                                   Very truly yours,
                                   Amazon Natural Treasures, Inc.
                                   BY: /s/ Michael A. Sylver, President
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                                   12-10-96

ACCEPTED AND AGREED TO, and
intending to be legally bound as of the
date first above written:
Dr. Randall W. Robirds dba Applied Health Dynamics
BY: /s/ Randall W. Robirds
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